EXHIBIT 23.3

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated February 25, 1997, which appears on page F-4 of the annual report on Form 10-K of Margo Nursery Farms, Inc. for the years ended December 31, 1996 and 1995.

                                                  /s/ KAUFMAN, ROSSIN & CO.
                                                      ---------------------
                                                      KAUFMAN, ROSSIN & CO.

Miami, Florida
July 22, 1998